UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10170 Church Ranch Way, Suite 100, Westminster, CO		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Amendment to Bylaws

On June 28, 2021, the Board of Directors of ARCA biopharma, Inc. (the “Company”) approved an amendment (the “By-Law Amendment”) to Article II, Section 7 of the Company’s amended and restated by-laws (the “By-Laws”) to reduce the number of shares present at a meeting of stockholders necessary to constitute a quorum to conduct business from a majority of issued and outstanding shares to one-third (1/3) of issued and outstanding shares.

On April 21, 2021, the Company filed with the Securities and Exchange Commission a definitive joint proxy statement (the “Proxy Statement”) with respect to the annual meeting of the Company’s stockholders commenced on June 10, 2021 and adjourned until July 8, 2021.

Supplemental Disclosures to the Proxy Statement

This Current Report on Form 8-K (this “Form 8-K) is being filed to update and supplement the Proxy Statement. The information contained in this Form 8-K is incorporated by reference into the Proxy Statement. Terms used in this Form 8‑K, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The following section of the Proxy Statement is amended as follows:

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding ~~a majority~~ 33 1/3% of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, April 9, 2021, there were 14,410,143 shares of Common Stock outstanding and entitled to vote. Thus, the holders of ~~7,205,072~~ 4,803,381 shares of Common Stock must be present at the meeting in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the holders of ~~a majority~~ 33 1/3% of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2021

ARCA biopharma, Inc.
(Registrant)

	By:	/s/ C. Jeffrey Dekker
		Name:	C. Jeffrey Dekker
		Title:	Chief Financial Officer